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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: October 2, 2002
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                        NOBEL LEARNING COMMUNITIES, INC.

                           ---------------------------

               (Exact name of registrant as specified in charter)



        Delaware                    1-1003                  22-2465204
   (State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                         Identification No.)

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                 1615 West Chester Pike, West Chester, PA 19382

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               (Address of Principal Executive Offices) (Zip Code)


                                 (484) 947-2000

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              (Registrant's telephone number, including area code)


                              ---------N/A--------

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On October 2, 2002, Nobel Learning Communities, Inc. and Socrates Acquisition Corporation amended their Agreement and Plan of Merger dated as of August 5, 2002. The amended merger agreement extended from December 5, 2002 to January 31, 2002, the date after which either party may, subject to the conditions of the merger agreement, terminate the merger agreement. A copy of the amendment is attached hereto as Exhibit 2.1. On October 4, 2002, Nobel Learning Communities, Inc. issued a press release announcing the execution of the amendment to the merger agreement as well as the filing of a preliminary proxy statement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

             Exhibit No.   Description
             -----------   ------------
                2.1        First Amendment to Agreement and Plan of Merger,
                           dated October 2, 2002, by and between Socrates
                           Acquisition Corporation and Nobel Learning
                           Communities, Inc.

               99.1 Press Release issued by Nobel Learning Communities, Inc. announcing the amendment to the merger agreement and the filing of a preliminary proxy statement.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         NOBEL LEARNING COMMUNITIES, INC.


Date:  October 4, 2002                   By:  /s/ A.J. Clegg
                                         ---------------------------------
                                         A.J. Clegg
                                         Chairman and Chief Executive Officer


                                  Exhibit Index

Exhibit No.    Description
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 2.1           First Amendment to Agreement and Plan of Merger, dated October
               2, 2002, by and between Socrates Acquisition Corporation and
               Nobel Learning Communities, Inc.

99.1           Press Release issued by Nobel Learning Communities, Inc.
               announcing the amendment to the merger agreement and the filing of a preliminary proxy statement.